Exhibit 10

[Kirkpatrick, Lockhart, Hill, Christopher & Phillips] letterhead






                                                              July 1, 1983

Legg Mason Tax-Exempt Trust, Inc.
Seven East Redwood Street
Baltimore, Maryland 21202

Dear Sirs:

         You have requested our opinion regarding certain matters in connection with the issuance of shares by Legg Mason Tax-Exempt Trust, Inc. ("Fund"). We have examined the Fund's Articles of Incorporation, all amendments thereto, and other corporate documents relating to the authorization and issuance of the capital stock of the Fund. Based upon this examination, we are of the opinion that:

         1.       All  legal  requirements  have  been  complied  with  in   the
                  organization of the Fund and that it is now a validly existing corporation under the laws of the State of Maryland;

         2.       The  authorized  capital  stock  of  the  Fund   consists   of
                  2,000,000,000 shares, of a par value of $.001 each;

         3. The unlimited number of unissued shares which are currently being registered under the Securities Act of 1933 may be legally and validly issued from time to time in accordance with the corporation's Articles of Incorporation and By-Laws, as amended, and subject to compliance with the Securities Act of 1933, the Investment Company Act of 1940, and applicable state laws regulating the sale of securities; and

         4. When so issued, the Fund's shares will be fully paid and non-assessable.

         We hereby consent to the filing of this opinion in connection the the Amendment No. 2 to the Registration Statement on

Legg Mason Tax-Exempt Trust, Inc.
July 1, 1983
Page Two


Form N-1 (File No. 2-78562) which you are about to file with the Securities and Exchange Commission. We also consent to the reference to our firm under the caption "The Fund's Legal Counsel" in the Prospectus filed as part of the Registration Statement.


                                             Very truly yours,

                                             KIRKPATRICK, LOCKHART, HILL,
                                                      CHRISTOPHER & PHILLIPS

                                             By /s/ Richard M. Phillips
                                                _______________________________
                                                      Richard M. Phillips